                                                                     EXHIBIT 4.1


COMMON STOCK                                               COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN                   SEE REVERSE FOR CERTAIN
BOSTON, MA OR NEW YORK, NY                          DEFINITIONS AND A STATEMENT
                                                  AS TO THE RIGHTS, PREFERENCES,
                                                   PRIVILEGES AND RESTRICTIONS
                                                            ON SHARES

                                                        CUSIP 362555 10 4

                                    GADZOOX
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



THIS CERTIFIES THAT








Is the record holder of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         $0.005 PAR VALUE PER SHARE, OF

                             GADZOOX NETWORKS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                            COUNTERSIGNED AND
                                            REGISTERED:

                                                BANKBOSTON, N.A.
                                                    TRANSFER AGENT AND REGISTRAR

                                            BY  /s/ MARY PENEZIC
                                            ------------------------------------
                                                    AUTHORIZED SIGNATURE

Dated:


/s/ JUDITH M. O'BRIEN                                /s/ BILL SICKLER
---------------------------          [SEAL]          ---------------------------
CORPORATE SECRETARY                                         PRESIDENT AND
                                                       CHIEF EXECUTIVE OFFICER
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                             GADZOOX NETWORKS, INC.


     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT --               Custodian
                    --------------           --------------
                       (Cust)                    (Minor)

                    under Uniform Gifts to Minors

                    Act
                       ------------------------------------
                                    (State)


UNIF TRF MIN ACT  --            Custodian (until age       )
                    -----------                      ------
                      (Cust)
                                    under Uniform Transfers
                    ---------------
                       (Minor)

                    to Minors Act
                                 --------------------------
                                          (State)


    Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED,                     hereby sell, assign and transfer unto
                   --------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

           ---------------

           ---------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     ------------------


                                        X
                                         ---------------------------------------


                                        X
                                         ---------------------------------------

                                        NOTICE: THE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE
                                        NAME(S) AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                        ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                        WHATEVER.


Signature(s) Guaranteed




By
  ---------------------------------

  THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
  GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
  AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
  MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
  PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.